EXHIBIT 32.1



  CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



The undersigned hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 of HemaCare Corporation (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

/s/ Judi Irving
__________________________
Judi Irving
Chief Executive Officer

/s/ Robert Chilton
___________________________
Robert Chilton
Chief Financial Officer (Principal
Accounting Officer)


Dated:  November  15, 2004


A signed original of this written statement required by
Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to HemaCare Corporation and will be furnished to the Securities and Exchange Commission or its staff upon request.